Exhibit 99.1

News Release FOR IMMEDIATE RELEASE For Information: Quynh McGuire Vice President, Investor Relations 412 227 2049 McGuireQT@koppers.com	Koppers Holdings Inc. 436 Seventh Avenue Pittsburgh, PA 15219-1800 Tel 412 227 2001 www.koppers.com

Koppers Announces Appointment of Eric Brenner as Chief Financial Officer and Treasurer
PITTSBURGH, May 11, 2026 – Koppers Holdings Inc. (NYSE: KOP), an integrated global provider of treated wood products, wood treatment chemicals, and carbon compounds, today announced that Eric Brenner will join the company as Chief Financial Officer (CFO) and Treasurer, effective May 26, 2026. In this role, Mr. Brenner will lead all aspects of the company’s global finance and accounting, budgeting, forecasting, tax, and investor relations functions, along with advising on key strategic initiatives.
Mr. Brenner most recently served as Senior Vice President and CFO for NOVA Chemicals Corporation, a manufacturer of polyolefins that is now part of Borouge International, where he oversaw the company’s finance, treasury, information technology, and transformation teams. While at NOVA Chemicals, Mr. Brenner collaborated with leadership and the board on strategic planning, led a comprehensive refinancing program, spearheaded a transformation program that resulted in significant cash benefits, and served as a key management lead for the sale of the company earlier this year. Prior to NOVA Chemicals, he worked in a variety of financial roles of increasing responsibility, ultimately as Director of Finance at Komatsu Mining Corp. (formerly Joy Global Inc.), and as Audit Manager with Deloitte & Touche LLP.
Brad Pearce, who has served as Interim CFO since January 8, 2026, will transition back to his role as the company’s Chief Accounting Officer on a full-time basis, effective May 26.
"I am excited to add someone of Eric’s caliber to the Koppers team,” said Chief Executive Officer and Chair Leroy Ball. “His extensive experience in the chemicals sector, combined with his proven ability to drive strategic capital deployment, operational excellence, and strategic transformation, make him the right person to be the next CFO at Koppers. I expect Eric to be a key leader in further embedding results and accountability into Koppers culture, strengthening long-term shareholder value creation.”
Ball added, “I would also like to acknowledge and thank Brad Pearce for providing steady and effective leadership as Interim CFO during a very busy time at Koppers. We are fortunate to have someone of Brad’s skill on our team who will continue to be instrumental in advancing our strategic initiatives going forward.”
“Koppers has built a strong legacy of innovation and customer partnership while adapting to the market realities of today’s economy,” stated Mr. Brenner. “I am excited to step into this role at this important stage in the company’s evolution, and I look forward to partnering with the team to build on the company’s strong financial foundation, drive disciplined growth and create long-term value for our shareholders.”
Mr. Brenner will be a member of Koppers Executive Council, reporting directly to Chief Executive Officer and Chair Leroy Ball. He is a certified public accountant, a member of the Pennsylvania Institute of CPAs, and a graduate of Grove City College with a Bachelor of Science degree in political science and accounting.
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About Koppers
Koppers (NYSE: KOP) is an integrated global provider of essential treated wood products, wood preservation technologies and carbon compounds. Our team of approximately 1,850 employees create, protect and preserve key elements of our global infrastructure – including railroad crossties, utility poles, outdoor wooden structures, and production feedstocks for steel, aluminum and construction materials, among others – applying decades of industry-leading expertise while constantly innovating to anticipate the needs of tomorrow. Together we are providing safe and sustainable solutions to enable rail transportation, keep power flowing, and create spaces of enjoyment for people everywhere. Protecting What Matters, Preserving The Future. Learn more at Koppers.com.
Inquiries from the media should be directed to Ms. Jessica Franklin Black at BlackJF@koppers.com or 412-227-2025. Inquiries from the investment community should be directed to Ms. Quynh McGuire at McGuireQT@koppers.com or 412-227-2049.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, acquisitions, restructuring, declines in the value of Koppers assets and the effect of any related impairment charges, profitability and anticipated expenses and cash outflows. All forward-looking statements involve risks and uncertainties.
All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “outlook,” “guidance,” “forecast,” “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plan,” “potential,” “intend,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or other documents filed with the Securities and Exchange Commission, regarding future dividends, expectations with respect to sales, earnings, cash flows, operating efficiencies, restructurings, cost reduction efforts, transformation initiatives, product introductions or expansions, the benefits of acquisitions, divestitures, joint ventures or other matters as well as financings and debt reduction, are subject to known and unknown risks, uncertainties and contingencies.
Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements include, among other things, availability of and fluctuations in the prices of key raw materials, including coal tar, lumber and scrap copper; the impact of changes in commodity prices, such as oil, copper and chemicals, on product margins; the successful implementation of multi-year cost mitigation programs; the extent of the dependence of certain of our businesses on certain market sectors and customers; economic, political and environmental conditions in international markets, including governmental changes, tariffs, restrictions on trade and restrictions on the ability to transfer capital across countries; geopolitical events (including the current war in the Middle East); current and potential future tariffs or duties; general economic and business conditions; potential difficulties in protecting our intellectual property; the ratings on our debt and our ability to repay or refinance our outstanding indebtedness as it matures; our ability to operate within the limitations of our debt covenants; unexpected business disruptions; potential delays in timing or changes to expected benefits from cost reduction efforts; timing and results of any transformation initiatives, including estimates and assumptions related to the cost and the anticipated benefits of the transformation initiatives; potential impairment of our goodwill and/or long-lived assets; demand for Koppers goods and services; competitive conditions; capital market conditions, including interest rates, borrowing costs and foreign currency rate fluctuations; disruptions and inefficiencies in the supply chain; changes in laws; the impact of environmental laws and regulations and compliance therewith; unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and any subsequent filings by Koppers with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this release may not in fact occur. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.